                                                                   Exhibit 10.45

                      THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of July 7, 2000 (this "Third Amendment"), is entered into by and among RESPIRONICS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions listed on the signature pages hereto, and each other financial institution which from time to time becomes a party hereto in accordance with Subsection 9.6a of the Original Credit Agreement, as defined below (individually a "Lender" and collectively the "Lenders"), PNC BANK, NATIONAL ASSOCIATION as the issuer of Letters of Credit (in such capacity, the "Issuing Bank") PNC BANK, NATIONAL ASSOCIATION as the administrative agent (in such capacities, the "Administrative Agent"), BANK OF AMERICA, N.A. (formerly known as "Bank of America National Trust and Savings Association") as the syndication agent (in such capacity, the "Syndication Agent") and FIRST UNION NATIONAL BANK as the documentation agent (in such capacity, the "Documentation Agent") (the Administrative Agent, the Syndication Agent and the Documentation Agent are herein collectively referred as the "Agents") and amends that certain Credit Agreement dated as of May 8, 1998, as previously amended by the First Amendment to Credit Agreement dated as of August 19, 1998, and the Second Amendment to Credit Agreement dated as of December 9, 1998 (the Credit Agreement, as amended by the First Amendment and the Second Amendment, together with the exhibits and schedules thereto and all amendments, supplements, extensions, renewals, modifications or replacements thereto or thereof, is hereinafter referred to as the "Original Credit Agreement") entered into by and among the Borrower, the Lenders, the Issuing Bank, the Administrative Agent, PNC Bank, National Association as the syndication agent and Bank of America National Trust and Savings Association as the documentation agent.

                                  WITNESSETH:

     WHEREAS, the BOrrower has requested that the Lenders agree to certain modifications to the Original Credit Agreement.

     NOW THEREFORE, in consideration of the foregoing recitals (each of which is incorporated herein and made a material part hereof), the mutual covenants and agreements contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1

                    AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
                    ---------------------------------------


     Section 1.01. Amendments to Section 1.1 of the Original Credit Agreement.
                   ----------------------------------------------------------
The following defined terms and the definitions therefor are hereby added to
Section 1.1 of the Original Credit Agreement and are inserted in correct alphabetical order:

          Third Amendment.  The Third Amendment to Credit Agreement dated as of
          ---------------
     July 7, 2000.

               Third Amendment Effective Date. The date on which the
               ------------------------------
          Administrative Agent shall have determined that each of the conditions set forth in Article III of the Third Amendment have either been satisfied by the Borrower or waived by the Lenders.

          Section 1.02. Amendment to Section 5.1 of the Original Credit
                        -----------------------------------------------
Agreement. Section 5.1 of the Original Credit Agreement is hereby amended in its
---------
entirety to read as follows:

               Indebtedness. The Borrower shall not and shall not permit its
               ------------
          Subsidiaries to create, incur, assume or permit to exist or remain outstanding any Indebtedness, except for:

                    (i) The Indebtedness owed by the Borrower to the Lenders or the issuing Bank hereunder;

                    (ii) Consolidated Indebtedness of the Borrower and its Subsidiaries existing on the Closing Date (exclusive of obligations under Recourse Repurchase Agreements) to remain outstanding and unpaid after the Closing Date and listed on Schedule 5.1 and any extensions,
                                               ------------
          renewals or refinancings thereof, in outstanding principal amounts not greater than those shown on Schedule 5.1;
                                      ------------

                    (iii) Consolidated Indebtedness represented by obligations, whether contingent or actual, under Recourse Repurchase Agreements not to exceed $40,000,000 at any one time outstanding;

                    (iv) Guarantees of the Borrower, guaranteeing the Indebtedness of its Subsidiaries permitted pursuant to this Section 5.1; and

                    (v) Additional Consolidated Indebtedness, including without limitation purchase money indebtedness and Capitalized Lease Obligations, of the Borrower and its Subsidiaries in an amount not to exceed $12,500,000 at any one time outstanding.

          Section 1.03. No Other Amendments. The amendments to the Original
                        -------------------
Credit Agreement set forth in Sections 1.01 and 1.02 above do not either implicitly or explicitly waive, alter or amend, except as expressly provided in this Third Amendment, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 and 1.02 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders and the Agents under the Original Credit Agreement with respect to any such violation.

                                  ARTICLE II

                    BORROWER'S SUPPLEMENTAL REPRESENTATIONS
                    ---------------------------------------

          Section 2.01. Incorporation by Reference. As an inducement to the
                        --------------------------
Lenders and the Agents to enter into this Third Amendment, except as previously disclosed in writing by the Borrower to the Lenders and the Agents, the Borrower hereby repeats herein for the benefit of the Lenders and the Agents the representations and warranties made by the Borrower in Article 3 of the Original Credit Agreement, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Third Amendment.

          Section 2.02. Supplemental Representations. As a further inducement to
                        ----------------------------
the Lenders and the Agents to enter into this Third Amendment, the Borrower hereby represents and warrants as follows:

               (A) no petition by or against the Borrower or any Subsidiary has, at any time since the date of the Original Credit Agreement, been filed under the United States Bankruptcy Code or under any similar act;

               (B) except those matters which have previously been disclosed to the Lenders in writing, no Material Adverse Change in the properties, business, operations, financial condition or prospects of the Borrower or any Subsidiary has occurred; and

               (C) the Borrower and each Restricted Subsidiary has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents, except to the extent waived by the Lenders on or before the Third Amendment Effective Date.

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

          Section 3.01. Conditions Precedent. Each of the following shall be a
                        --------------------
condition precedent to the effectiveness of this Third Amendment:

          The Lenders and the Agents shall have received, on or before the Third Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Third Amendment Effective Date and in form and substance satisfactory to the Lenders, the Agents and the Administrative Agent's special counsel, Tucker Arensberg, P.C..

               (A) Duly executed counterpart originals of this Third Amendment, executed by the Borrower, the Agents, and all of the Lenders;

               (B) A certification from the Borrower that its certificate of incorporation and its by-laws which were delivered to the Administrative Agent on May 8, 1998 continue to remain complete and correct and in full force and effect and have not been amended, supplemented or otherwise modified on or after such date (except as set forth in such certificate), which certification states the names of the Persons authorized to sign this Third Amendment and all other documents, instruments and certificates delivered hereunder, together with the true signatures of such Persons;

          (C) Consents from each Guarantor existing as of the Third Amendment Effective Date to the execution by the Borrower of the Third Amendment; and

          (D) Such other instruments, documents and opinions of counsel as the Lenders and the Agents shall reasonably require, all of which shall be satisfactory in form and substance to the Lenders and Agents and the Administrative Agent's special counsel.

                                  ARTICLE IV

                              GENERAL PROVISIONS
                              ------------------

     Section 4.01.  Ratification of Terms. Except as expressly amended by this
                    ---------------------
Third Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Lenders are not obligated to make further amendments, supplements, extensions or renewals thereto or thereof.

     Section 4.02.  References. All notices, communications, agreements,
                    ----------
certificates, documents or other instruments executed and delivered after the execution and delivery of this Third Amendment in connection with the Original Credit Agreement, any other Loan Document or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Third Amendment, but nevertheless all such references shall include this Third Amendment unless the context requires otherwise. From and after the Third Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement, as amended hereby.

     Section 4.03.  Counterparts. This Third Amendment may be executed in
                    ------------
different counterparts, each of which when executed by the Borrower and the Lenders shall be regarded as an original, and all such counterparts shall constitute one Third Amendment.

     Section 4.04.  Capitalized Terms. Except for proper nouns and as otherwise
                    -----------------
defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Original Credit Agreement, as amended hereby.

     Section 4.05.  Taxes. The Borrower shall pay any and all stamp and other
                    -----
taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Third Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     Section 4.06.  Costs and Expenses. The Borrower will pay all reasonable
                    ------------------
costs and expenses of the Lenders and the Agents (including, without limitation, the reasonable fees and the disbursements of special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Third Amendment and the other documents, instruments and certificates delivered in connection herewith.

     SECTION 4.07.  GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND
                    -------------
OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Third Amendment to Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.

                                 RESPIRONICS, INC.,
                                 a Delaware corporation


                                 By: /s/ James W. Liken                  (SEAL)
                                     ------------------------------------
                                 Name:   James W. Liken
                                 Title:  President and CEO


                                 PNC BANK, NATIONAL ASSOCIATION, as a
                                 Lender and in its capacities as Administrative Agent and Issuing Bank

                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 BANK OF AMERICA, N.A. (formerly known as
                                 "Bank of America National Trust and Savings
                                 Association"), as a Lender and in its capacity as Syndication Agent


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK, as a Lender
                                 and in its capacity as Documentation Agent


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:

                    [SIGNATURES CONTINUED ON THE NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Third Amendment to Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.

                                 RESPIRONICS, INC.,
                                 a Delaware corporation


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 PNC BANK, NATIONAL ASSOCIATION, as a
                                 Lender and in its capacities as
                                 Administrative Agent and Issuing Bank


                                 By: /s/ Enrico A. Della Corna            (SEAL)
                                     -------------------------------------
                                 Name:   Enrico A. Della Corna
                                 Title:  Vice President


                                 BANK OF AMERICA, N.A. (formerly known as
                                 "Bank of America National Trust and Savings
                                 Association"), as a Lender and in its capacity as Syndication Agent


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK, as a Lender
                                 and in its capacity as Documentation Agent


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:

                    [SIGNATURES CONTINUED ON THE NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Third Amendment to Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.

                                 RESPIRONICS, INC.,
                                 a Delaware corporation


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 PNC BANK, NATIONAL ASSOCIATION, as a Lender and in its capacities as Administrative Agent and Issuing Bank

                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 BANK OF AMERICA, N.A. (formerly known as
                                 "Bank of America National Trust and Savings
                                 Association"), as a Lender and in its capacity as Syndication Agent


                                 By: /s/ William C. Nelson                (SEAL)
                                     -------------------------------------
                                 Name:   William C. Nelson
                                 Title:  Managing Director


                                 FIRST UNION NATIONAL BANK, as a Lender
                                 and in its capacity as Documentation Agent


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:

                    [SIGNATURES CONTINUED ON THE NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Third Amendment to Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.

                                 RESPIRONICS, INC.,
                                 a Delaware corporation


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 PNC BANK, NATIONAL ASSOCIATION, as a
                                 Lender and its capacities as Administrative
                                 Agent and Issuing Bank


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 BANK OF AMERICA, N.A. (formerly known as
                                 "Bank of America National Trust and Savings
                                 Association"), as a lender and in its capacity as Syndication Agent


                                 By: _____________________________________(SEAL)
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK, as Lender
                                 and in its capacity as Documentation Agent


                                 By: /s/ Keith S. Law                     (SEAL)
                                     -------------------------------------
                                 Name:   Keith S. Law
                                 Title:  Vice President

                    [SIGNATURES CONTINUED ON THE NEXT PAGE]

     [CONTINUATION OF SIGNATURES RE: THIRD AMENDMENT TO CREDIT AGREEMENT]

                                            FLEET NATIONAL BANK


                                            By: /s/ Edward F McKenney     (SEAL)
                                                --------------------------
                                            Name:   EDWARD F. McKENNEY
                                            Title:  V.P.


                                            NORWEST BANK COLORADO, NATIONAL
                                            ASSOCIATION


                                            By: __________________________(SEAL)
                                            Name:
                                            Title:


                                            SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                            By: __________________________(SEAL)
                                            Name:
                                            Title:

                    [GUARANTOR ACCEPTANCE ON THE NEXT PAGE]

     [CONTINUATION OF SIGNATURES RE: THIRD AMENDMENT TO CREDIT AGREEMENT]

                                            FLEET NATIONAL BANK


                                            By: __________________________(SEAL)
                                            Name:
                                            Title:


                                            NORWEST BANK COLORADO, NATIONAL
                                            ASSOCIATION


                                            By: /s/ Susan K. Petri        (SEAL)
                                                --------------------------
                                            Name:   Susan K. Petri
                                            Title:  Vice President


                                            SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                            By: __________________________(SEAL)
                                            Name:
                                            Title:

                    [GUARANTOR ACCEPTANCE ON THE NEXT PAGE]

                             GUARANTOR ACCEPTANCE

     The terms of the foregoing Third Amendment to Credit Agreement are hereby acknowledged, accepted and consented and agreed to by each of the undersigned as guarantors under those certain Subsidiary Guaranty Agreements, each dated as of May 8, 1998 and made by each of the undersigned guarantors in favor of PNC Bank, National Association. All of the terms of each such Subsidiary Guaranty Agreement shall maintain and persist and all of the rights and liabilities of the undersigned guarantors and PNC Bank, National Association under each such Guaranty Agreement shall continue unimpaired notwithstanding any such amendment. A copy of the foregoing Third Amendment and this Guarantor Acceptance may be attached to each of the Subsidiary Guaranty Agreements and deemed an amendment thereto and a confirmation and ratification thereof. This Guarantor Acceptance shall be deemed delivered by each of the undersigned guarantors as of the date of their respective signatures below, but effective as of July 7, 2000.

Agreed to and Accepted this                RESPIRONICS COLORADO, INC.:
7th day of July, 2000

                                           By: /s/ James W. Liken
                                              ----------------------------
                                           Name:  James W. Liken
                                           Title: President and CEO

Agreed to and Accepted this                RESPIRONICS GEORGIA, INC.:
7th day of July, 2000

                                           By: /s/ James W. Liken
                                              ----------------------------
                                           Name:  James W. Liken
                                           Title: President and CEO

Agreed to and Accepted this                RIC INVESTMENTS, INC.:
7th day of July, 2000

                                           By: /s/ James C. Woll
                                              ----------------------------
                                           Name:  James C. Woll
                                           Title: President and Treasurer

Agreed to and Accepted this                RESPIRONICS DEUTSCHLAND GmbH & Co. by
____day of ____, 2000                      Respironics Verwaltungsgesellschaft
                                           mbH, its General Partner

                                           By: ___________________________
                                           Name:
                                           Title:

Agreed to and Accepted this                RESPIRONICS (HK) LTD.:
___ day of ____, 2000

                                           By: ___________________________
                                           Name:
                                           Title:

                             GUARANTOR ACCEPTANCE

     The terms of the foregoing Third Amendment to Credit Agreement are hereby acknowledged, accepted and consented and agreed to by each of the undersigned as guarantors under those certain Subsidiary Guaranty Agreements, each dated as of May 8, 1998 and made by each of the undersigned guarantors in favor of PNC Bank, National Association. All of the terms of each such Subsidiary Guaranty Agreement shall maintain and persist and all of the rights and liabilities of the undersigned guarantors and PNC Bank, National Association under each such Guaranty Agreement shall continue unimpaired notwithstanding any such amendment. A copy of the foregoing Third Amendment and this Guarantor Acceptance may be attached to each of the Subsidiary Guaranty Agreements and deemed an amendment thereto and a confirmation and ratification thereof. This Guarantor Acceptance shall be deemed delivered by each of the undersigned guarantors as of the date of their respective signatures below, but effective as of July 7, 2000.

Agreed to and Accepted this                       RESPIRONICS COLORADO, INC.:
____ day of ________________, 2000

                                                  By: __________________________________________
                                                  Name:
                                                  Title:

Agreed to and Accepted this                       RESPIRONICS GEORGIA, INC.:
____ day of ________________, 2000

                                                  By: __________________________________________
                                                  Name:
                                                  Title:

Agreed to and Accepted this                       RIC INVESTMENTS, INC.:
____ day of ________________, 2000

                                                  By: __________________________________________
                                                  Name:
                                                  Title:

Agreed to and Accepted this                       RESPIRONICS DEUTSCHLAND GmbH &
7th day of July, 2000                             Co. by Respironics Verwaltungsgesellschaft
                                                  mbH, its General Partner

                                                  By: /s/ Geoffrey C. Waters
                                                      ------------------------------------------
                                                  Name:   Geoffrey C. Waters
                                                  Title:  President, International Division

Agreed to and Accepted this                       RESPIRONICS (HK) LTD.:
____ day of ________________, 2000

                                                  By: __________________________________________
                                                  Name:
                                                  Title:

                             GUARANTOR ACCEPTANCE

     The terms of the foregoing Third Amendment to Credit Agreement are hereby acknowledged, accepted and consented and agreed to by each of the undersigned as guarantors under those certain Subsidiary Guaranty Agreements, each dated as of May 8, 1998 and made by each of the undersigned guarantors in favor of PNC Bank, National Association. All of the terms of each such Subsidiary Guaranty Agreement shall maintain and persist and all of the rights and liabilities of the undersigned guarantors and PNC Bank, National Association under each such Guaranty Agreement shall continue unimpaired notwithstanding any such amendment. A copy of the foregoing Third Amendment and this Guarantor Acceptance may be attached to each of the Subsidiary Guaranty Agreements and deemed an amendment thereto and a confirmation and ratification thereof. This Guarantor Acceptance shall be deemed delivered by each of the undersigned guarantors as of the date of their respective signatures below, but effective as of July 7, 2000.

Agreed to and Accepted this                RESPIRONICS COLORADO, INC.:
___ day of ____, 2000

                                           By: _____________________________
                                           Name:
                                           Title:

Agreed to and Accepted this                RESPIRONICS GEORGIA, INC.:
___ day of ____, 2000

                                           By: _____________________________
                                           Name:
                                           Title:

Agreed to and Accepted this                RIC INVESTMENTS, INC.:
___ day of ____, 2000

                                           By: _____________________________
                                           Name:
                                           Title:

Agreed to and Accepted this                RESPIRONICS DEUTSCHLAND GmbH & Co. by
____day of ____, 2000                      Respironics Verwaltungsgesellschaft
                                           mbH, its General Partner

                                           By: _____________________________
                                           Name:
                                           Title:

Agreed to and Accepted this                RESPIRONICS (HK) LTD.:
7th day of July, 2000

                                           By: /s/ David Iwinski, Jr.
                                              ------------------------------
                                           Name:  David Iwinski, Jr.
                                           Title: Managing Director

                               RESPIRONICS, INC.
                            SECRETARY'S CERTIFICATE
                            -----------------------


     I, DORITA A. PISHKO, hereby certify that I am the duly elected, qualified and acting Secretary of Respironics, Inc., a Delaware corporation (the "Corporation") and that:

1. The Certificate of Incorporation and all amendments thereto as delivered to the Administrative Agent on May 8, 1998 continue to remain complete and correct and in full force and effect and have not been amended, supplemented or otherwise modified on or after such date;

2. The By-Laws and all amendments thereto as delivered to the Administrative Agent on May 8, 1998 continue to remain complete and correct and in full force and effect and have not been amended, supplemented or otherwise modified on or after such date; and

3. The following named persons have been duly elected to and currently hold the offices in the Corporation set forth opposite their names, and their signatures set forth opposite their names are their genuine signatures:

     Name                     Office                             Signature
     ----                     ------                             ---------
     James W. Liken           President and CEO                  /s/ James W. Liken
                                                                --------------------------

     Daniel J. Bevevino       Vice President and Chief           /s/ Daniel J. Bevevino
                                                                --------------------------
                              Financial Officer

     James C. Woll            Vice President and Corporate       /s/ James C. Woll
                                                                --------------------------
                              Controller and Treasurer

     Dorita A. Pishko         Secretary                          /s/ Dorita A. Pishko
                                                                --------------------------

     Steven P. Fulton         Vice President and General         /s/ Steven P. Fulton
                                                                --------------------------
                              Counsel

     IN WITNESS WHEREOF, I have hereunder set my hand and the seal of the Corporation on this 7th day of July, 2000.


                                                  RESPIRONICS, INC.



                                                  By: /s/ Dorita A. Pishko
                                                      --------------------------
                                                  Name:   Dorita A. Pishko
                                                  Title:  Secretary